March 6, 2000

               Delaware U.S. Growth Fund
       Class A * Class B * Class C * Institutional Class

  Supplement to the current Prospectuses dated February 1, 2000

On March 1, 2000, Management of Lynch & Mayer, Inc. and Delaware Investments integrated Lynch & Mayer's investment personnel into Delaware's. Frank Houghton and Rufus Winton, formerly of Lynch & Mayer, have joined Delaware's growth team and continue to act as the Fund's portfolio managers with day-to-day investment responsibility for the Fund. As a result of the integration, Lynch & Mayer no longer serves as sub-adviser to the Fund.